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SUPERMICRO®

2U Twin² TM
SuperBlade®
GPU Solutions
Mission-critical Medical Application
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Supermicro © 2009 Earnings Conference Presentation August 5, 2009 EXHIBIT 99.2

Supermicro © 2009

Safe Harbor Statement
This presentation contains forward-looking statements within the meaning of Section 27A of the Securities
Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may relate, among other things, to our expected financial and operating results, our ability to build and grow Supermicro, the benefit of our products and our ability to achieve our goals, plans and objectives.
Such forward-looking statements do not constitute guarantees of future performance and are subject to a variety of risks and uncertainties that could cause our actual results to differ materially from those anticipated. These include, but are not limited to: our dependence on continued growth in the markets for
X86 based servers, blade servers and embedded applications, increased competition, difficulties of predicting timing of new product introductions, customer acceptance of new products, difficulties in establishing and maintaining successful relationships with our distributors and vendors, shortages or price fluctuations in our supply chain, our ability to protect our intellectual property rights, our ability to control the rate of expansion domestically and internationally, difficulty managing rapid growth and general political, economic and market conditions and events.
For a further list and description of risks and uncertainties, see the reports filed by Supermicro with the
Securities and Exchange Commission. Supermicro disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Supplemental information, condensed balance sheets and statements of operations follow. All monetary amounts are stated in U.S. dollars.

Supermicro © 2009

Non-GAAP Financial Measures
Non-GAAP gross margin in this presentation excludes stock-based compensation expense. Non-GAAP net income and net income per share in this presentation exclude stock-based compensation expense and the related tax effect of the applicable items. Management presents non-GAAP financial measures because it considers them to be important supplemental measures of performance. Management uses the non-GAAP financial measures for planning purposes, including analysis of the Company's performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments.
Management also believes that non-GAAP financial measures provide additional insight for analysts and investors in evaluating the Company's financial and operational performance. However, these non-GAAP financial measures have limitations as an analytical tool, and are not intended to be an alternative to financial measures prepared in accordance with GAAP.
Pursuant to the requirements of SEC Regulation G, detailed reconciliations between the Company's
GAAP and non-GAAP financial results is provided at the end of the press release that was issued announcing the Company’s operating and financial results for the quarter ended June 30, 2009. In addition, a reconciliation from GAAP to non-GAAP results is contained in the financial summary attached to today’s presentation and is available in the Investor Relations section of our website at
www.supermicro.com in the Events and Presentations section. Investors are advised to carefully review and consider this information as well as the GAAP financial results that are disclosed in the Company's
SEC filings.

Supermicro © 2009

Q4’FY2009 Non-GAAP Financial Highlights
(in millions, except per share data)
Q4'09 YoY Sequential
Revenue $123.5 -17.1% 12.7%
Profit after Tax $3.8 -53.2% 54.7%
EPS $0.10 -52.4% 66.7%
Change

Supermicro © 2009

Summary of Results
A challenging year due to the global economic downturn
Q4 revenues rebounded from Q3, rising 12.7%
16th year of non-interrupted profitable operations
Continue to gain market share throughout the year
Our strong engineering enabled us to gain technology leadership
Nehalem product lines won first to market again
2U Twin² -- Our innovative hot pluggable ½ U server product lines
1U GPU – New architecture we created for 2 GPU’s (2TF) in 1U

# Update

NVIDIA®
Tesla M1060
GPU Card
NVIDIA®
Tesla M1060
GPU Card
SUPERMICRO

SUPERMICRO®

Supermicro © 2009 Leading Architecture – FY10 TwinBlade 1U GPU 4U GPU 2U Twin² 1U Twin

Supermicro © 2009

Upcoming Products and Launches
Twin Blade
20/28 DP nodes or 40/56 CPU in 7U
Doubles the density of our SuperBlade
Redundant 40G Infiniband or 10G Ethernet
New Generation 4-way Systems
Intel new Boxboro MP system in 1U
Switch product line
24-port and 48-port models (Layer-3 switch)
10G and 40G connectivity
Storage product line expansion
Super SBB product line
Higher density storage subsystems
Embedded Solutions
732 I/O capacity enhanced, high reliability cost effective Embedded solutions
Low power Atom product lines

Supermicro © 2009

Revenue Comparables
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$144

$129
$110
$123
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$120
$160
$'s millions
Q4'08 Q1'09 Q2'09 Q3'09 Q4'09
Supermicro Revenue Trend
Y/Y 34.2% 22.1% -6.1% -19.9% -17.1%
Seq. 8.9% -3.2% -10.8% -14.8% 12.7%

Supermicro © 2009 9 Revenue Analysis $91 $58 $88 $56 $76 $53 $67 $43 $78 $45 $- $40 $80 $120 $160 $'s millions Q4'08 Q1'09 Q2'09 Q3'09 Q4'09 Supermicro Component/System Revenue Components Systems

Supermicro © 2009 10 Non-GAAP Gross Margins 19.2% 19.4% 18.9% 15.0% 16.7% Q4'08 Q1'09 Q2'09 Q3'09 Q4'09

Supermicro © 2009 11 Non-GAAP Gross Profit $28.6 $28.0 $24.2 $16.5 $20.6 $- Q4'08 Q1'09 Q2'09 Q3'09 Q4'09 Gross Profit $'s millions

Supermicro © 2009

Summary P&L non-GAAP
(in millions, except per share data)
Q4'09 YoY Sequential Q4'08 Q3'09
Operating Expense $15.2 -$1.5 $0.6 $16.7 $14.6
Operating Expense Ratio 12.3% 1.1% -0.9% 11.2% 13.4%
Operating Income $5.4 -$6.5 $3.6 $11.9 $1.8
Net Income $3.8 -$4.3 $1.3 $8.1 $2.4
EPS $0.10 -$0.11 $0.04 $0.21 $0.06
Diluted Share  Count 39.5 39.1 38.9
Effective Quarterly
Tax Rate (Benefit) 28.0% 32.1% (44.3%)
Change

Supermicro © 2009

Q4’09 YTD Summary Statement of Cash Flows
($’s millions)
12 Months Ended 12 Months Ended
30-Jun-09 30-Jun-08
Net Income $16.1 $25.4
Depreciation and amortization $3.7 $2.7
Stock comp expense (FAS 123R) $5.7 $4.2
Other reserves $5.3 $9.8
Net change in AR, Inventory, AP -$13.5 -$29.2
Other prepaids and liabilities $4.5 $5.6
Cash flow from operations $21.8 $18.5
Capital expenditures -$3.6 -$16.1
Free cash flow $18.2 $2.4
Net cash  - investing activities $0.8 -$3.5
Net cash - financing activities -$0.3 $1.7
Net change in cash  $18.8 $0.6

Supermicro © 2009

Q4’09 Summary of Balance Sheet Metrics
($’s millions)
Q4'09 Q3'09 Change
Cash Equivalents & Investments 85.0 $    77.4 $    7.6 $
Accounts Receivable 45.7 $    42.8 $    2.9 $
Inventory 90.0 $    82.9 $    7.1 $
Accounts Payable 73.5 $    60.5 $    13.0 $
DSO 33 35 -2
DIO 77 85 -8
DPO 60 62 -2
Cash Cycle Days 50 58 -8

Supermicro © 2009 15 Supplemental Financials Fourth Quarter Fiscal 2009 Ended June 30, 2009

Supermicro © 2009

Non-GAAP Financial Summary
(in millions, except per share data)
Q4'09 Q3'09 Q4'08
Net Sales 123.5 $     109.5 $   148.9 $
Non-GAAP Gross Margin 16.7% 15.0% 19.2%
Non-GAAP Operating Expenses 15.2 $       14.6 $     16.7 $
Non-GAAP Operating Income 5.4 $         1.8 $       11.9 $
Non-GAAP Net Income 3.8 $         2.4 $       8.1 $
Non-GAAP Net Income per share 0.10 $       0.06 $     0.21 $
Fully diluted shares for calculation 39.5 38.9 39.1

Supermicro © 2009

Prior Period Net Income Comparisons
(in millions, except per share data)
Q4'09 Q3'09 Q4'08
Net Income (GAAP) 2.4 $         1.2 $       6.8 $
FAS123R Expense (tax affected) 1.4 $         1.2 $       1.3 $
Net Income (Non-GAAP) 3.8 $         2.4 $       8.1 $
Diluted Net Income per share (GAAP) 0.06 $       0.03 $     0.18 $
FAS123R 0.04 $       0.03 $     0.03 $
Diluted Net Income per share (Non-GAAP) 0.10 $       0.06 $     0.21 $
Shares used in diluted EPS calculation 39.5 38.9 39.1

Supermicro © 2009

Q4 FY09 GAAP to Non-GAAP Reconciliation
(in millions, except per share data)
Q4'09
Q4'09 GAAP FAS123R Non-GAAP
Results Expenses Results
Net Sales 123.5 $           - $              123.5 $
Cost of Sales 103.0 $           0.2 $               102.8 $
Gross Profit 20.5 $             0.2 $               20.6 $
Operating Expense 16.7 $             1.5 $               15.2 $
Operating Income 3.7 $               1.7 $               5.4 $
Interest, net (0.2) $             - $              (0.2) $
Income Before Tax 3.6 $               1.7 $               5.2 $
Income Tax 1.2 $               0.3 $               1.5 $
Net Income 2.4 $               1.4 $               3.8 $
Diluted Net Income per share 0.06 $             0.04 $             0.10 $
Diluted shares used in GAAP and
Non-GAAP per share calculation 39.2 39.5 39.5

Supermicro © 2009

Q3 FY09 GAAP to Non-GAAP Reconciliation
(in millions, except per share data)
Q3'09
Q3'09 GAAP FAS123R Non-GAAP
Results Expenses Results
Net Sales 109.5 $           - $              109.5 $
Cost of Sales 93.2 $             0.1 $               93.1 $
Gross Profit 16.3 $             0.1 $               16.5 $
Operating Expense 15.9 $             1.2 $               14.6 $
Operating Income 0.4 $               1.3 $               1.8 $
Interest, net (0.2) $             - $              (0.2) $
Income Before Tax 0.3 $               1.3 $               1.7 $
Income Tax (1.0) $             0.2 $               (0.7) $
Net Income 1.2 $               1.0 $               2.4 $
Diluted Net Income per share 0.03 $             0.03 $             0.06 $
Diluted shares used in GAAP and
Non-GAAP per share calculation 38.8 38.9 38.9

Supermicro © 2009

Q2 FY09 GAAP to Non-GAAP Reconciliation
(in millions, except per share data)
Q2'09
Q2'09 GAAP FAS123R Non-GAAP
Results Expenses Results
Net Sales 128.6 $          - $             128.6 $
Cost of Sales 104.5 $          0.1 $              104.3 $
Gross Profit 24.1 $            0.1 $              24.2 $
Operating Expense 16.8 $            1.2 $              15.6 $
Operating Income 7.3 $              1.3 $              8.6 $
Interest, net (0.1) $            - $             (0.1) $
Income Before Tax 7.2 $              1.3 $              8.5 $
Income Tax 1.8 $              (0.0) $            1.8 $
Net Income 5.3 $              1.3 $              6.7 $
Diluted Net Income per share 0.14 $            0.03 $            0.17 $
Diluted shares used in GAAP and
Non-GAAP per share calculation 39.2 39.2 39.2

Supermicro © 2009

Q1 FY09 GAAP to Non-GAAP Reconciliation
(in millions, except per share data)
Q1'09
Q1'09 GAAP FAS123R Non-GAAP
Results Expenses Results
Net Sales 144.1 $          - $             144.1 $
Cost of Sales 116.2 $          0.1 $              116.1 $
Gross Profit 27.8 $            0.1 $              28.0 $
Operating Expense 16.0 $            1.1 $              14.9 $
Operating Income 11.8 $            1.2 $              13.0 $
Income Before Tax 11.8 $            1.2 $              13.0 $
Income Tax 4.6 $              0.1 $              4.7 $
Net Income 7.2 $              1.1 $              8.3 $
Diluted Net Income per share 0.18 $            0.03 $            0.21 $
Diluted shares used in GAAP and
Non-GAAP per share calculation 39.3 39.6 39.6

Supermicro © 2009

Q4 FY08 GAAP to Non-GAAP Reconciliation
(in millions, except per share)
Q4'08
Q4'08 GAAP
FAS123R Non-GAAP
Results Expenses Results
Net Sales 148.9 $          - $             148.9 $
Cost of Sales 120.4 $          0.2 $              120.3 $
Gross Profit 28.4 $            0.2 $              28.6 $
Operating Expense 17.8 $            1.2 $              16.7 $
Operating Income 10.6 $            1.3 $              11.9 $
Income Before Tax 10.5 $            1.3 $              11.9 $
Income Tax 3.7 $              0.1 $              3.8 $
Net Income 6.8 $              1.3 $              8.1 $
Diluted Net Income per share 0.18 $            0.03 $            0.21 $
Diluted shares used in GAAP and
Non-GAAP per share calculation 39.0 39.1 39.1